UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2026

HORNBECK OFFSHORE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 Northpark Boulevard, Suite 300 Covington, Louisiana	70433
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 727-2000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger entered into on April 22, 2026 by Helix Energy Solutions Group, Inc., a Minnesota corporation (“Helix”), with Hornbeck Offshore Services, Inc., a Delaware corporation (“Legacy Hornbeck”), and certain subsidiaries of Helix, were completed on September 1, 2026. Following completion of the Transactions, Helix was converted to a Delaware corporation, Legacy Hornbeck became a wholly owned subsidiary of Helix following such conversion and Helix was renamed “Hornbeck Offshore Services, Inc.” (the “Company”).

This Current Report on Form 8-K is being filed to report certain compensatory arrangements adopted or entered into in connection with the Transactions. The board of directors of the Company is referred to herein as the “Board.”

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Employment Arrangements

Employment Agreement with Todd M. Hornbeck

In connection with the Transactions, on September 1, 2026, Todd M. Hornbeck entered into a second amended and restated employment agreement (the “CEO Employment Agreement”) with the Company and Hornbeck Offshore Operators, LLC (“HOO”) setting forth the terms of his employment as President and Chief Executive Officer. The CEO Employment Agreement provides for a five-year initial term with automatic one-year renewals. So long as Mr. Hornbeck serves as Chief Executive Officer, the Company will nominate him for election to the Board at each applicable stockholders’ meeting and use best efforts to have him elected. The CEO Employment Agreement provides for (i) an annual base salary of not less than $875,000, (ii) a target annual bonus of 140% of base salary, (iii) a target long-term incentive opportunity of $4,500,000 and (iv) an automobile provided by the Company (the “Automobile Benefit”).

Upon termination due to death, disability or qualifying retirement, Mr. Hornbeck will receive (i) a pro-rata bonus based on actual performance (the “Pro-Rata Bonus”), (ii) upon death or disability, COBRA reimbursement for up to 12 months, (iii) upon disability, six months of base salary continuation and (iv) upon qualifying retirement with at least 20 years of service, Company-sponsored medical coverage for Mr. Hornbeck and his spouse for five years (the “Retiree Medical Benefit”). Upon termination by the Company without “cause,” by Mr. Hornbeck for “good reason” or due to Company’s non-renewal of his employment term (each, a “Qualifying Termination”), and subject to a release of claims, Mr. Hornbeck will receive (a) the Pro-Rata Bonus, (b) 2.5 times his base salary plus target bonus, payable over 24 months, (c) COBRA reimbursement for up to 30 months, payable over 24 months and (d) accelerated vesting of time-based equity awards. Upon a Qualifying Termination within two years following, or a termination without “cause” within six months prior to, a change of control of the Company (a “CIC Qualifying Termination”), Mr. Hornbeck will receive the foregoing benefits, except that (A) the Pro-Rata Bonus will be based on target performance, (B) severance will be paid in a lump sum and (C) the Automobile Benefit will continue for up to 30 months.

The CEO Employment Agreement includes perpetual confidentiality and non-disparagement covenants, assignment of inventions, and non-competition and non-solicitation restrictions for the employment term plus two years.

The foregoing description of the CEO Employment Agreement is qualified in its entirety by the full text of the CEO Employment Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreements with Robert P. Adams, Samuel A. Giberga, Scott A. Sparks, Ben D. Todd and Brian M. Cook

In connection with the Transactions, on September 1, 2026, each of Robert P. Adams (Executive Vice President and Chief Financial Officer), Samuel A. Giberga (Executive Vice President, General Counsel and Corporate Secretary), Scott A. Sparks (Executive Vice President and Chief Operating Officer, Subsea Services and Well Intervention), Ben D. Todd (Executive Vice President and Chief Operating Officer, Marine Transportation and Specialty) and Brian M. Cook (Executive Vice President and Chief Accounting Officer) (collectively, the “EVPs”) entered into an employment agreement with the Company and HOO (collectively, the “EVP Employment Agreements”). The EVP Employment Agreements provide for a five-year initial term, with one-year automatic renewals, unless earlier terminated by the parties, except Mr. Giberga’s EVP Employment Agreement provides for an initial term ending on May 31, 2027, subject to renewal if mutually agreed between the parties. The EVP Employment Agreements provide for (i) a base salary at an annual rate of not less than $500,000 for Messrs. Sparks and Todd and $400,000 for Messrs. Adams, Giberga and Cook, (ii) an annual target bonus opportunity equal to 100% of their base salary and (iii) for Mr. Giberga only, the Automobile Benefit.

Upon termination due to death, disability or qualifying retirement, each EVP will receive (i) the Pro-Rata Bonus (which Mr. Giberga will also receive upon the expiration of his term) and (ii) upon death or disability, COBRA reimbursement for up to 12 months. Upon a Qualifying Termination (for Mr. Giberga, excluding non-renewal), each EVP will receive (a) the Pro-Rata Bonus, (b) 2 times base salary plus target bonus, payable over 24 months, and (c) COBRA reimbursement for up to 24 months. Upon a CIC Qualifying Termination (for Mr. Giberga, excluding non-renewal), each EVP will receive the foregoing benefits, except that (A) the Pro-Rata Bonus will be based on target performance and (B) severance will be paid in a lump sum. In addition, Mr. Giberga will receive the Retiree Medical Benefit upon any termination.

The EVP Employment Agreements include perpetual confidentiality and non-disparagement covenants, assignment of inventions, and non-competition and non-solicitation restrictions for the employment term plus two years.

The foregoing description of the EVP Employment Agreements is qualified in its entirety by the full text of the form of EVP Employment Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

2026 Omnibus Inducement Incentive Plan

In connection with the Transactions, on September 2, 2026, the Board adopted the Hornbeck Offshore Services, Inc. 2026 Omnibus Inducement Incentive Plan (the “Inducement Plan”) without stockholder approval pursuant to NYSE Listed Company Manual Rule 303A.08 (“Rule 303A.08”). The Board reserved 1,500,000 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), for issuance under the Inducement Plan. The Inducement Plan provides for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock-based awards and cash awards. All awards under the Inducement Plan are intended to qualify as “employment inducement awards” as described in Rule 303A.08 or any successor provision of the NYSE Listing Rules and, in accordance with Rule 303A.08, may only be granted to a prospective employee of the Company or any of its subsidiaries who has not previously been an employee or director of the Company or who is commencing employment with the Company or any of its subsidiaries following a bona fide period of non-employment.

The foregoing description of the Inducement Plan is qualified in its entirety by the full text of the Inducement Plan attached hereto as Exhibit 10.3 and incorporated herein by reference.

Equity Award Grants

Performance-Based Restricted Stock Unit Award for Todd M. Hornbeck

In connection with the Transactions, on September 4, 2026, the Company granted Mr. Hornbeck an award of 1,000,000 performance-based restricted stock units (“PSUs”), with an opportunity to earn up to1,500,000 shares of Common Stock, under the Inducement Plan. The PSUs vest in two tranches: (i) 500,000 PSUs vest upon achievement of $75 million in annualized gross synergies on a run-rate basis by year-end 2029 (as determined pursuant to the award agreement) and (ii) 500,000 PSUs (with an opportunity to earn 1,000,000 shares) vest based on stock price measured on six dates in 2028 and 2029, with 500,000 shares vesting at $14 per share (“target”) and 1,000,000 shares vesting at $20 per share (“maximum”), with linear interpolation between levels. Performance-vested PSUs settle in restricted shares that time-vest on December 31, 2029; shares are subject to clawback if Mr. Hornbeck resigns without “good reason” or is terminated for “cause” prior to that date. The PSUs accelerate upon (a) a termination without “cause,” death, disability or resignation for “good reason,” (b) Mr. Hornbeck not being elected chairman at the second annual meeting following the Transactions, or (c) a change in control.

The foregoing description of Mr. Hornbeck’s PSU award is qualified in its entirety by the full text of the PSU award agreement attached hereto as Exhibit 10.4 and incorporated herein by reference.

Restricted Stock Unit and Stock Option Awards for Todd M. Hornbeck, Robert P. Adams, Scott A. Sparks, Ben D. Todd and Brian M. Cook

In connection with the Transactions, on September 2, 2026, the Company granted equity awards to Messrs. Hornbeck, Adams, Sparks, Todd and Cook (the “Executive Equity Awards”) with the following grant date fair values: $4,500,000 (Mr. Hornbeck), $1,400,000 (each of Messrs. Sparks and Todd) and $800,000 (each of Messrs. Adams and Cook). The Executive Equity Awards were granted as 50% RSUs and 50% non-qualified stock options under the Hornbeck Offshore Services, Inc. 2005 Long Term Incentive Plan (f/k/a Helix Energy Solutions Group, Inc. 2005 Long Term Incentive Plan) (the “2005 Plan”). The awards cliff-vest on September 1, 2029, subject to continued service. Upon death or disability, all awards fully vest. Upon a Qualifying Termination, Mr. Hornbeck’s awards fully vest; for other executives, awards vest pro-rata. Upon a CIC Qualifying Termination, all awards fully vest. Upon qualifying retirement (as defined in the award agreement) on or after the one-year anniversary of the grant date, awards continue to vest without regard to continued service. If, upon a change in control, the surviving entity does not assume the awards, all awards fully vest.

The foregoing description of the Executive Equity Awards is qualified in its entirety by the full text of the forms of RSU and non-qualified stock option award agreements for executive officers attached hereto as Exhibits 10.5 and 10.6, respectively, and incorporated herein by reference.

Cash Award for Samuel A. Giberga

In connection with the Transactions, on September 2, 2026, the Company granted Mr. Giberga a $300,000 cash award under the 2005 Plan (the “Giberga Cash Award”). The award vests on May 31, 2027, subject to continued service. Upon death or disability, the award fully vests. Upon a Qualifying Termination (excluding non-renewal), the award vests pro-rata. Upon a CIC Qualifying Termination or if, upon a change in control, the surviving entity does not assume the award, the award fully vests.

The foregoing description of the Giberga Cash Award is qualified in its entirety by the full text of the form of cash award agreement attached hereto as Exhibit 10.7 and incorporated herein by reference.

Director Compensation

Director Compensation Policy

In connection with the Transactions, the Board adopted a non-employee director compensation policy (the “Director Compensation Policy”) providing for (i) an annual cash retainer of $100,000 (plus $135,000 for the non-executive chairperson, $25,000 for the Audit Committee chair and $20,000 for each of the Compensation Committee and the Sustainability and Nominating & Governance Committee chairs), (ii) additional annual cash retainers of $12,500 for Audit Committee service and $10,000 for service on the Compensation Committee or the Sustainability and Nominating & Governance Committee, (iii) an annual RSU grant with a grant date value of $175,000 and (iv) discretionary sign-on or special event equity grants.

The foregoing description of the Director Compensation Policy is qualified in its entirety by the full text of the Director Compensation Policy attached hereto as Exhibit 10.8 and incorporated herein by reference.

Director RSU Grants

In connection with the Transactions, on September 2, 2026, the Company granted RSUs (the “Director RSUs”) to each non-employee director other than Aaron Rosen (who is ineligible under the Director Compensation Policy) with grant date values of $325,000 for Messrs. Transier and Jindal (reflecting the annual equity retainer and a special event grant for their contributions in connection with the Transactions) and $175,000 for Messrs. Fink, Lavoi and Myers (reflecting the annual equity retainer). The Director RSUs vest on the earlier of the next annual meeting or the first anniversary of the grant date. Upon a termination due to death or disability, the awards fully vest. Upon removal without cause or resignation, the awards vest pro-rata. Upon a change in control, the awards fully vest.

The foregoing description of the Director RSUs is qualified in its entirety by the full text of the form of RSU award agreement for non-employee directors attached hereto as Exhibit 10.9 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 4, 2026, in accordance with Rule 303A.08, the Company issued a press release announcing Mr. Hornbeck’s PSU award, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amended and Restated Employment Agreement, dated as of September 1, 2026, by and among Hornbeck Offshore Services, Inc., Hornbeck Offshore Operators, LLC, and Todd M. Hornbeck.

10.2	Form of Employment Agreement for Executive Officers.

10.3	Hornbeck Offshore Services, Inc. 2026 Omnibus Inducement Incentive Plan.

10.4	Performance-Based Restricted Stock Unit Grant Notice and Award Agreement by and between Hornbeck Offshore Services, Inc., and Todd M. Hornbeck.

10.5	Form of Restricted Stock Unit Grant Notice and Award Agreement for Executive Officers under the Hornbeck Offshore Services, Inc. 2005 Long Term Incentive Plan.

10.6	Form of Non-Qualified Stock Option Grant Notice and Award Agreement for Executive Officers under the Hornbeck Offshore Services, Inc. 2005 Long Term Incentive Plan.

10.7	Form of Cash Award Notice and Award Agreement for Executive Officers under the Hornbeck Offshore Services, Inc. 2005 Long Term Incentive Plan.

10.8	Hornbeck Offshore Services, Inc. Director Compensation Policy.

10.9	Form of Non-Employee Director Restricted Stock Unit Grant Notice and Award Agreement under the Hornbeck Offshore Services, Inc. 2005 Long Term Incentive Plan.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORNBECK OFFSHORE SERVICES, INC.

By:	/s/ Todd M. Hornbeck
Todd M. Hornbeck
President and Chief Executive Officer

Date: September 4, 2026